UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

XACTLY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Xactly Corporation (“Xactly” or the “Company”) by Excalibur Parent LLC, a Delaware limited liability company (“Parent”), and Excalibur Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated May 29, 2017, by and among the Company, Parent and Merger Sub:

(i)	Letter to Employees;

(ii)	Xactly Employee FAQ;

(iii)	Letter to Customers;

(iv)	Letter to Partners; and

(v)	External FAQ.

Each item listed above was first used or made available on May 30, 2017.

May 30, 2017

Xactlians,

Twelve years ago we founded Xactly with a vision to change the world of incentive compensation. We built the company on the simple belief that incentives are motivating forces that shape behaviors and inspire employee performance to achieve better business results. By all measures, we have been tremendously successful in realizing this vision.

Today, we announced the next important milestone in our journey. This morning we announced that Xactly has agreed to be acquired by affiliates of Vista Equity Partners [link to press release], a leading private equity firm.

One of the responsibilities of our board and management team is to maximize shareholder value, and we decided that partnering with Vista is our best option for current shareholders, and also a fantastic option to foster long-term growth for Xactly and value for you. This deal represents an approximately 17% premium compared to the closing price of our stock as of May 26, 2017 and an approximately 31% premium compared to the 3-month volume weighted average price of our common stock.

We believe Vista is an ideal partner. Vista is a bold innovator. Vista has pioneered a unique investment and operating model for growth SaaS companies strategically positioned with best-in-class software products in big markets. Vista is an owner and operator of a global portfolio of software and technology companies which collectively employ 50,000+ employees across 175+ countries, and serve 700,000+ customers. Vista’s model is all about helping software companies achieve maximum sustainable growth rates.

This is more than a financial transaction for Vista. Vista has a long held appreciation for what we’ve built and the customer value we deliver. Many of their portfolio companies are customers of Xactly. We expect there will be many new opportunities across the company as part of an organization with greater scale and resources.

For Xactly, we are able to remain an independent entity, and to continue to focus on forging a new era of sales and employee performance management in which incentive compensation is a dominant strategic lever. Under Vista’s ownership, we believe we will drive further adoption of Xactly’s solutions and our team will build on our expertise to continue creating market leading solutions for our customers.

Until the transaction closes, which is expected to occur in the third quarter of the 2017 calendar year, we will continue to operate business as usual. It is important that we stay focused on our customers, product roadmap and other business priorities. We will continue to keep you updated throughout the process of completing the transaction.

We understand that you may have questions. Attached is an FAQ document that may be helpful to you. In addition, please join me for the employee all-hands call that I will host today. The all- hands meeting in San Jose with a dial in for remote offices will be at the following time on Tuesday, May 30th:

Topic: Employee All Hands

Time: May 30, 2017 10:00 AM Pacific Time (US and Canada)

Join from PC, Mac, Linux, iOS or Android: https://xactlycorp.zoom.us/j/629179876

Or iPhone one-tap: 14086380968, 629179876# or 16465588656, 629179876#

Or Telephone:

Dial: +1 855 880 1246 (US Toll Free)

Dial: +1 408 638 0968 (US Toll)

Dial: 000 800 001 4002 (India Toll Free)

Dial: +44 (0) 80 8189 4088 (UK Toll Free)

Dial: +44 (0) 20 3695 0088 (UK Toll)

Meeting ID: 629 179 876

International numbers available: https://xactlycorp.zoom.us/zoomconference?m=kvL_9g7HHb2OGRzq5WUihAJcK-RmsbUK

Xactlians, our DNA has always been to lead with our core values – Customer, Accountability, Respect and Excellence. We are confident our future will be bright in the next step in our journey. This is going to be great for Xactly. I look forward to talking to you soon.

Sincerely,

Chris Cabrera

Founder and Chief Executive Officer

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Forward Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this letter.

Xactly Employee FAQ

General Questions:

Q: What was announced and what does it mean?

A: On May 30, 2017, Xactly announced that it has entered into a definitive agreement to be acquired by affiliates of Vista Equity Partners. This means that if the transaction closes, Xactly will become one of Vista’s portfolio companies. We will remain a standalone independent company, but, following the closing, will be privately owned by Vista.

Q: Who is Vista Equity Partners?

A: Vista is a leading private equity (PE) firm focused on investments in software, data and technology-enabled businesses. Vista pioneered a unique investment and operating model for growth technology and SaaS companies with best-in-class software products, referenceable customers, and attractive market dynamics. Vista has a proven track record of helping management teams drive profitable growth, having completed over 250 technology-related transactions that represent an aggregate transaction value of approximately $78 billion.

Q: Is this good for Xactly and its customers?

A: Yes this is good news! Xactly’s mission and vision remain unchanged, and Xactly will continue its commitments to its customers and passion for driving innovation in the incentive compensation space. We believe that the resources and financial strength of Vista will allow Xactly to continue its growth strategy and enhance its leadership position in the incentive compensation space.

Q: When will the transaction be completed? What are the next steps?

A: The transaction, which is expected to be completed in the third quarter of the 2017 calendar year, is subject to approval by Xactly stockholders, regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions.

Q: What does this mean for customers?

A: There is no change whatsoever for customers. It is business as usual. We remain deeply committed to delivering on our product roadmap and current and future customer commitments and all of our services for customers remain right in place. Vista like Xactly is a bold innovator and a number of its portfolio companies are Xactly customers. Please direct customers to the press release and external FAQ on www.xactlycorp.com for information.

Q: What does this mean for partners?

A: There is no change for partners. Partners remain a growth opportunity for our business and a key enabler of our strategy to drive growth and leadership in the incentive compensation market. Please direct partners to the press release and external FAQ on www.xactlycorp.com for information.

Q: Will this change the way we sell our products?

A: No. It is business as usual. We will continue to operate, support, market and sell in the same manner in which we have done in recent months/quarters.

Q: Does this help our competitive position?

A: Xactly’s continued independence and Vista’s resources will allow Xactly to remain focused on innovation and customer success. We can continue to set the agenda for innovation and thought leadership for the incentive compensation market.

Q: Will there be management changes as a result of the transaction?

A: Currently there are no planned management changes.

How the Proposed Transaction May Impact You:

Q: What will happen to my Xactly stock options and RSUs?

A: If and when the transaction closes, 66 2/3% of each then-current employee’s options and RSUs will instantly and fully vest, and Vista will pay you $15.65 for each share (less of course option strike price and withholding tax). The remaining portion of each then-current employee’s options and RSUs, will be replaced with a right to receive cash, subject to the vesting terms underlying such options or RSUs.

Q: Can I trade Xactly stock during the open periods prior to the closing of the transaction?

A: Our normal trading policies and trading windows will continue. The regular quarterly blackout period is currently in effect.

Q: Who do I contact with questions? Where can I go for more information?

A: If you have additional questions, reach out to Leanne Bernhardt, our VP of HR.

Q: What will happen to the ESPP?

A: If you are already enrolled in the ESPP, you will continue to contribute at your current rate until the current offering period ends, unless you withdraw from the ESPP before that time. The current offering period will end before the closing on a date determined by the ESPP’s administrator. At that time, your accumulated contributions will be used to purchase shares of Xactly common stock, and any leftover contributions will promptly be returned to you. There will not be another ESPP offering period after the current offering period ends.

Q: Can I enroll in the ESPP or increase my contribution now?

A: No, enrollment for the ESPP is closed, and you will not be able to increase your rate of payroll contributions to the ESPP or make any separate contributions to the ESPP.

Q: Will Xactly’s existing employee benefit plans change?

A: We do not expect that there will be changes in the employee benefit plans at this time. Vista has agreed to either maintain Xactly benefit plans or provide substantially comparable plans for a period of at least one year following closing. The one-year requirement is a term of the deal, but this is not meant to imply that benefits will necessarily be changed after a year.

Q: Will there be any changes to salary and bonus plans after the closing?

A: Vista has agreed not to decrease salaries or bonuses for a period of at least one year following the closing. If you are on a commission plan, your plan is unchanged. Xactly’s corporate bonus plan remains in place with the same structure and metrics. As with benefits, the one year commitment is not meant to imply any future plan to decrease salaries.

Q: Will I still have a job?

A: Vista is acquiring Xactly because of the strength of our products and services, our customer base and the strength of the market opportunity that continues to grow. But Vista is very clear that the only durable asset of a software company is its people, and they are looking forward to working with the Xactly team.

Q: What should I do if I get calls from media or anyone else regarding the transaction?

A: It is very important that you do not comment on the transaction or try to answer any questions from the media or outside investors. All media inquiries questions should be referred to MJ Rose at mjrose@xactlycorp.com. Investor inquiries should be referred to Lisa Laukkanen at lisa@blueshirtgroup.com.

Q: You’ve said “if the transaction closes”. Why is this an “if”?

A: While we expect the closing process to be smooth, the transaction is subject to a number of typical requirements, such as stockholder and regulatory approvals. It is important to remember that until the transaction closes, we remain a public company with all of the same public obligations. It is essential to keep our energy focused on our current quarter business, our current product plans, and all of our current processes and programs.

Communicating Outside of Xactly:

It’s important to understand your responsibility as a Xactly employee with regard to internal and external communications. If you are unsure or have any questions, please contact MJ Rose at mjrose@xactlycorp.com. Please use publically approved and available information to communicate to external channels.

Q: How will this change be communicated to our customers and partners?

A: Chris sent a message to our customers and partners this morning informing them of the announcement. It is important that all customer and partner communications regarding the announcement strictly adhere to the messages in Chris’s letter to customers/partners and the external FAQ. We cannot have any written communication about the transaction illustrating more details than what’s described in these documents.

Q: What can I say to customers / partners / prospects about the acquisition?

A: There are stringent SEC communication regulations in place that require written communications about the acquisition to be publicly filed with the SEC. It’s okay for you to share the press release, external FAQ and the letter Chris sent to customers/partners. Please note that these communications contain required disclosures and cannot be altered in any way.

Q: What if a customer / partner / prospect wants more details?

A: We do not have any additional information about the announcement to share at this time. After the transaction closes, which is expected in the third quarter of the 2017 calendar year, we will have additional information.

Q: Can I send an email to the accounts I cover? Can I email my prospects?

A: Customers have all received an email from Chris. You can also direct customers to the press release and external FAQ (both of which can be found here).

Q: Can I talk to my co-workers, family and friends?

A: Of course. This is exciting news. Again, any information that has been shared publicly is ok to share. Please refer to the press release, external FAQ and the letter from Chris to customers.

Q: Can I communicate this news via social media or comment on this news via my social channels?

A: Remember under no circumstances can you communicate socially on behalf of Xactly or in such a way that appears you are communicating as an employee of Xactly. Xactly has only a handful of designated spokespersons who can initiate or comment on this news. Xactly will not be initiating any proactive social communications until after the transaction closes.

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Forward-Looking Statements

This FAQ contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this FAQ.

Dear Valued Customer,

Twelve years ago we founded Xactly with a vision to change the world of incentive compensation. We built the company on the simple belief that incentives are motivating forces that shape behaviors and inspire employee performance to achieve better business results. By all measures, we have been tremendously successful in realizing this vision and your passion and support of Xactly have been instrumental in making this success possible.

Today, we announced the next important milestone in our journey. This morning we announced that Xactly has agreed to be acquired for approximately $564 million by affiliates of Vista Equity Partners [link to press release], a leading private equity firm.

We believe Vista is an ideal partner. Vista has pioneered a unique investment and operating model for SaaS companies strategically positioned with best-in-class software products and highly referenceable customers. Vista is an owner and operator of a global portfolio of software and technology companies which collectively employ 50,000+ employees across 175+ countries, and serve 700,000+ customers. Vista’s model is all about helping software companies achieve maximum sustainable growth rates.

Our continued independence will allow Xactly to continue to focus on innovation and customer success. We remain committed to delivering on our strategic product roadmap and current and future customer commitments. Our partnership with you and your success is our priority.

The transaction is expected to be completed in the third quarter of the 2017 calendar year subject to approvals and customary closing conditions. We will continue to keep you updated throughout the process of completing the transaction. For more information, you can read a FAQ here. [link to external FAQ]

These are exciting times and we look forward to partnering on this next step in our journey!

Thank you for your continued support and commitment.

Sincerely,

Chris Cabrera

Founder and Chief Executive Officer

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE

SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Forward Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this letter.

Dear Valued Partner,

Twelve years ago we founded Xactly with a vision to change the world of incentive compensation. We built the company on the simple belief that incentives are motivating forces that shape behaviors and inspire employee performance to achieve better business results. By all measures, we have been tremendously successful in realizing this vision and your passion and support of Xactly have been instrumental in making this success possible.

Today, we announced the next important milestone in our journey. This morning we announced that Xactly has agreed to be acquired for approximately $564 million by affiliates of Vista Equity Partners [link to press release], a leading private equity firm.

We believe Vista is an ideal partner. Vista has pioneered a unique investment and operating model for SaaS companies strategically positioned with best-in-class software products and highly referenceable customers. Vista is an owner and operator of a global portfolio of software and technology companies which collectively employ 50,000+ employees across 175+ countries, and serve 700,000+ customers. Vista’s model is all about helping software companies achieve maximum sustainable growth rates.

So what does this mean for you, and for Xactly?

Our continued independence will allow Xactly to continue to focus on innovation and customer success. We remain committed to delivering on our strategic product roadmap and current and future customer commitments. Our partnership with you and your success is our priority.

The transaction is expected to be complete in the third quarter of the 2017 calendar year subject to approvals and customary closing conditions. We will continue to keep you updated throughout the process of completing the transaction. For more information, you can read a FAQ here. [link to external FAQ]

These are exciting times and we look forward to partnering on this next step in our journey!

Thank you for your continued support and commitment.

Sincerely,

Chris Cabrera

Founder and Chief Executive Officer

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER

RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Forward Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this letter.

External FAQ

Q: What was announced and what does it mean?

A: On May 30, 2017, Xactly announced that it entered into a definitive agreement to be acquired by affiliates of Vista Equity Partners. This means that if the transaction closes, Xactly will become one of Vista’s portfolio companies. Xactly will remain a standalone independent company, but following the closing, will be privately owned by Vista.

Q: Who is Vista Equity Partners?

A: Vista is a leading private equity (PE) firm focused on investments in software, data and technology-enabled businesses. Vista pioneered a unique investment and operating model for growth technology and SaaS companies with best-in-class software products, referenceable customers, and attractive market dynamics. Vista has a proven track record of helping management teams drive profitable growth, having completed over 250 technology-related transactions that represent an aggregate transaction value of approximately $78 billion.

Q: Will Vista own a controlling stake in the company?

A: Vista will acquire all outstanding shares of Xactly common stock. Therefore, Vista will own 100 percent of the company.

Q: Is Vista committed to Xactly’s vision?

A: Yes. Vista shares Xactly’s vision to change the world of incentive compensation. Vista has pioneered a unique new investment and operating model for growth SaaS companies like Xactly who are strategically positioned with best-in-class software products in big markets. Vista views Xactly as a leader in the incentive compensation space and is excited to help Xactly drive innovation and growth.

Q: When will the transaction be completed? What are the next steps?

A: The transaction, which is expected to be completed in the third quarter of the 2017 calendar year, is subject to approval by Xactly stockholders, regulatory approvals, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions.

Q: Is this good for Xactly and its customers?

A: Yes this is good news. Xactly’s mission and vision remain unchanged, and Xactly will continue its commitments to its customers and passion for driving innovation in the incentive compensation space.

Q: What does this mean for customers?

A: There is no change whatsoever for customers. It is business as usual. Xactly remains deeply committed to delivering on its product roadmap and current and future customer commitments. Vista is a bold innovator and a number of its portfolio companies are Xactly customers.

Q: What does this mean for partners?

A: There is no change whatsoever for partners. It is business as usual. Partners remain a growth opportunity for Xactly’s business and a key enabler of our strategy to drive growth and leadership in the incentive compensation market.

Q: Will this change affect my pricing or contract with Xactly?

A: No. All customer commitments remain in place and there will be no changes to the working relationship. And there are no pricing changes planned based on this transaction.

Q: Will this change affect the people I am working with at Xactly such as my account manager?

A: No, there are no changes to your account team at this time.

Q: Will there be any management changes at Xactly?

A: Currently there are no planned management changes.

Additional Information and Where to Find It

Xactly Corporation (“Xactly”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Excalibur Merger Sub, Inc., pursuant to which Xactly would be acquired by Excalibur Parent LLC (the “Merger”). The proxy statement described above will contain important information about the proposed Merger and related matters. INVESTORS, STOCKHOLDERS AND SECURITY HOLDERS OF XACTLY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT XACTLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT XACTLY AND THE TRANSACTION. Investors, stockholders and security holders will be able to obtain free copies of these documents and other documents filed with the SEC by Xactly through the website maintained by the SEC at www.sec.gov. In addition, investors, stockholders and security holders will be able to obtain free copies of these documents from Xactly by contacting Xactly’s Investor Relations at (408) 477-3338, by e-mail at ir@xactlycorp.com, or by going to Xactly’s Investor Relations page on its website at investors.xactlycorp.com.

Participants in the Solicitation

The directors and executive officers of Xactly may be deemed to be participants in the solicitation of proxies from the stockholders of Xactly in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Xactly’s directors and executive officers is also included in Xactly’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on May 11, 2017. These document are available free of charge as described in the preceding paragraph.

Forward-Looking Statements

This FAQ contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding possible or assumed future results of operations of Xactly, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Xactly’s business and the price of the common stock of Xactly, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Xactly and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Xactly’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Xactly’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Xactly’s Annual Report on Form 10-K for the fiscal year ended January 31, 2017, as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Xactly assumes no obligation to update any forward-looking statement contained in this FAQ.